                                                                    EXHIBIT 99.6



CASE NAME:    DCM DELAWARE, INC.                                   ACCRUAL BASIS

CASE NUMBER:  401-40787-BJH-11

JUDGE:        BARBARA J. HOUSER

                         UNITED STATES BANKRUPTCY COURT

                           NORTHERN DISTRICT OF TEXAS
                           --------             -----

                               FORT WORTH DIVISION
                               ----------

                            MONTHLY OPERATING REPORT

                           MONTH ENDING: JUNE 30, 2001
                                         -------------
IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS - 1 THROUGH ACCRUAL BASIS - 7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.

RESPONSIBLE PARTY:

/s/ Wilford W. Simpson                                     TREASURER
---------------------------------------       ----------------------------------
Original Signature of Responsible Party                      Title

WILFORD W. SIMPSON                                      AUGUST 24, 2001
---------------------------------------       ----------------------------------
Printed Name of Responsible Party                             Date


PREPARER:

/s/ Dennis S. Faulkner                               ACCOUNTANT FOR DEBTOR
---------------------------------------       ----------------------------------
Original Signature of Preparer                               Title

DENNIS S. FAULKNER                                      AUGUST 24, 2001
---------------------------------------       ----------------------------------
Printed Name of Preparer                                      Date

CASE NAME:        DCM DELAWARE, INC.                           ACCRUAL BASIS - 1

CASE NUMBER:      401-40787-BJH-11

COMPARATIVE BALANCE SHEET


                                                               SCHEDULED          MONTH               MONTH
ASSETS                                                           AMOUNT           MAY-01             JUNE-01          MONTH
------                                                         ---------         --------            --------        -------
1.       Unrestricted Cash
2.       Restricted Cash
3.       Total Cash                                                    0                0                   0              0
4.       Accounts Receivable (Net)
5.       Inventory
6.       Notes Receivable
7.       Prepaid Expenses
8.       Other (Attach List)
9.       Total Current Assets                                          0                0                   0              0
10.      Property, Plant & Equipment
11.      Less: Accumulated Depreciation/Depletion
12.      Net Property, Plant & Equipment                               0                0                   0              0
13.      Due From Insiders
14.      Other Assets - Net of Amortization (Attach List)              0                0                   0              0
15.      Other (Attach List)                                           0                0                   0              0
16.      Total Assets                                                  0                0                   0              0

POST PETITION LIABILITIES

17.      Accounts Payable                                                             393                 393
18.      Taxes Payable
19.      Notes Payable
20.      Professional Fees
21.      Secured Debt
22.      Other (Attach List)
23.      Total Post Petition Liabilities                                              393                 393              0

PRE PETITION LIABILITIES

24.      Secured Debt (FOOTNOTE)                              75,885,064       38,219,089          15,018,882
25.      Priority Debt
26.      Unsecured Debt
27.      Other (Attach List)                                 128,928,814      128,929,237         128,929,237              0
28.      Total Pre Petition Liabilities                      204,813,878      167,148,326         143,948,119              0
29.      Total Liabilities                                   204,813,878      167,148,719         143,948,512              0

EQUITY

30.      Pre Petition Owners' Equity                                         (204,813,878)       (204,813,878)
31.      Post Petition Cumulative Profit Or (Loss)                                   (815)               (815)
32.      Direct Charges To Equity (FOOTNOTE)                                   37,665,974          60,866,181
33.      Total Equity                                                        (167,148,719)       (143,948,512)             0
34.      Total Liabilities and Equity                                                   0                   0              0


This form  x  does     does not have related footnotes on Footnotes Supplement.
         -----    -----

CASE NAME:    DCM DELAWARE, INC.                               SUPPLEMENT TO

CASE NUMBER:  401-40787-BJH-11                               ACCRUAL BASIS - 1

COMPARATIVE BALANCE SHEET


                                                       SCHEDULED          MONTH            MONTH
ASSETS                                                   AMOUNT           MAY-01           JUNE-01             MONTH
------                                                 ---------          ------           -------             ------

A.
B.
C.
D.
E.

TOTAL OTHER ASSETS - LINE 8                                  0               0                 0                 0

A.
B.
C.
D.
E.

TOTAL OTHER ASSETS NET OF AMORTIZATION - LINE 14             0               0                 0                 0


A.
B.
C.
D.
E.

TOTAL OTHER ASSETS - LINE 15                                 0               0                 0                 0

POST PETITION LIABILITIES

A.
B.
C.
D.
E.

TOTAL OTHER POST PETITION LIABILITIES - LINE 22                              0                 0                 0

PRE PETITION LIABILITIES

A.      Interco. Payables (FOOTNOTE)                   428,814         429,237           429,237
B.      10 3/8% Senior Sub. Notes                  105,000,000     105,000,000       105,000,000
C.      Sr. Sub Exchangeable Notes                  23,500,000      23,500,000        23,500,000
D.
E.
TOTAL OTHER PRE PETITION
LIABILITIES - LINE 27                              128,928,814     128,929,237       128,929,237                 0

CASE NAME:     DCM DELAWARE, INC.                             ACCRUAL BASIS - 2

CASE NUMBER:   401-40787-BJH-11

INCOME STATEMENT


                                                         MONTH              MONTH                                  QUARTER
REVENUES                                                 MAY-01            JUNE-01               MONTH              TOTAL
--------                                                 --------          -------               -----             -------
1.    Gross Revenues                                                                                                    0
2.    Less: Returns & Discounts                                                                                         0
3.    Net Revenue                                               0                0                   0                  0

COST OF GOODS SOLD

4.    Material                                                                                                          0
5.    Direct Labor                                                                                                      0
6.    Direct Overhead                                                                                                   0
7.    Total Cost Of Goods Sold                                  0                0                   0                  0
8.    Gross Profit                                              0                0                   0                  0

OPERATING EXPENSES

9.    Officer / Insider Compensation                                                                                    0
10.   Selling & Marketing                                                                                               0
11.   General & Administrative                                                                                          0
12.   Rent & Lease                                             85                                                      85
13.   Other (Attach List)                                                                                               0
14.   Total Operating Expenses                                 85                0                   0                 85
15.   Income Before Non-Operating
      Income & Expense                                        (85)               0                   0                (85)

OTHER INCOME & EXPENSES

16.   Non-Operating Income (Att List)                                                                                   0
17.   Non-Operating Expense (Att List)                                                                                  0
18.   Interest Expense                                                                                                  0
19.   Depreciation / Depletion                                                                                          0
20.   Amortization                                                                                                      0
21.   Other (Attach List)                                                                                               0
22.   Net Other Income & Expenses                               0                0                   0                  0

REORGANIZATION EXPENSES

23.   Professional Fees                                                                                                 0
24.   U.S. Trustee Fees                                                                                                 0
25.   Other (Attach List)                                                                                               0
26.   Total Reorganization Expenses                             0                0                   0                  0
27.   Income Tax                                                                                                        0
28.   Net Profit (Loss)                                       (85)               0                   0                (85)


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         -----    -----

CASE NAME:       DCM DELAWARE, INC.                           ACCRUAL BASIS - 3

CASE NUMBER:     401-40787-BJH-11

CASH RECEIPTS AND                                          MONTH               MONTH                                    QUARTER
DISBURSEMENTS                                             MAY-01              JUNE-01               MONTH                TOTAL
-----------------                                         ------              -------               -----               -------

1.   Cash - Beginning Of Month                                                                                             0

RECEIPTS FROM OPERATIONS

2.   Cash Sales                                                                                                            0

COLLECTION OF ACCOUNTS RECEIVABLE

3.   Pre Petition                                                                                                          0
4.   Post Petition                                                                                                         0
5.   Total Operating Receipts                               0                    0                   0                     0

NON-OPERATING RECEIPTS

6.   Loans & Advances (Attach List)                                                                                        0
7.   Sale of Assets                                                                                                        0
8.   Other (Attach List)                                                                                                   0
9.   Total Non-Operating Receipts                           0                    0                   0                     0
10.  Total Receipts                                         0                    0                   0                     0
11.  Total Cash Available                                   0                    0                   0                     0

OPERATING DISBURSEMENTS

12.  Net Payroll                                                                                                           0
13.  Payroll Taxes Paid                                                                                                    0
14.  Sales, Use & Other Taxes Paid                                                                                         0
15.  Secured / Rental / Leases                                                                                             0
16.  Utilities                                                                                                             0
17.  Insurance                                                                                                             0
18.  Inventory Purchases                                                                                                   0
19.  Vehicle Expenses                                                                                                      0
20.  Travel                                                                                                                0
21.  Entertainment                                                                                                         0
22.  Repairs & Maintenance                                                                                                 0
23.  Supplies                                                                                                              0
24.  Advertising                                                                                                           0
25.  Other (Attach List)                                                                                                   0
26.  Total Operating Disbursements                          0                    0                   0                     0

REORGANIZATION DISBURSEMENTS

27.  Professional Fees                                                                                                     0
28.  U.S. Trustee Fees                                                                                                     0
29.  Other (Attach List)                                                                                                   0
30.  Total Reorganization Expenses                          0                    0                   0                     0
31.  Total Disbursements                                    0                    0                   0                     0
32.  Net Cash Flow                                          0                    0                   0                     0
33.  Cash - End of Month                                    0                    0                   0                     0


This form     does  x  does not have related footnotes on Footnotes Supplement.
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




CASE NAME:     DCM DELAWARE, INC.                              ACCRUAL BASIS - 4

CASE NUMBER:   401-40787-BJH-11

                                                 SCHEDULED                 MONTH                  MONTH
ACCOUNTS RECEIVABLE AGING                         AMOUNT                  MAY-01                 JUNE-01                  MONTH
-------------------------                        ---------                ------                 -------                  -----

1.   0 - 30
2.   31 - 60
3.   61 - 90
4.   91 +
5.   Total Accounts Receivable                         0                       0                      0                       0
6.   (Amount Considered Uncollectible)
7.   Accounts Receivable (Net)                         0                       0                      0                       0

AGING OF POST PETITION                                 MONTH:      JUNE-01
TAXES AND PAYABLES                                           -------------------

                                       0 - 30            31 - 60            61 - 90            91 +
TAXES PAYABLE                           DAYS              DAYS               DAYS              DAYS                   TOTAL
-------------                          ------            -------            -------            ----                   -----

1.   Federal                                                                                                              0
2.   State                                                                                                                0
3.   Local                                                                                                                0
4.   Other (Attach List)                                                                                                  0
5.   Total Taxes Payable                   0                  0                  0                0                       0
6.   Accounts Payable                    393                  0                  0                0                     393

                                                   MONTH:         JUNE-01
                                                         -----------------------
STATUS OF POST PETITION TAXES


                                         BEGINNING TAX      AMOUNT WITHHELD AND/OR
FEDERAL                                    LIABILITY*               ACCRUED             (AMOUNT PAID)       ENDING TAX LIABILITY
-------                                  -------------      ----------------------      -------------       --------------------

1.   Withholding **                                                                                                           0
2.   FICA - Employee **                                                                                                       0
3.   FICA - Employer **                                                                                                       0
4.   Unemployment                                                                                                             0
5.   Income                                                                                                                   0
6.   Other (Attach List)                                                                                                      0
7.   Total Federal Taxes                            0                           0                  0                          0

STATE AND LOCAL

8.   Withholding                                                                                                              0
9.   Sales                                                                                                                    0
10.  Excise                                                                                                                   0
11.  Unemployment                                                                                                             0
12.  Real Property                                                                                                            0
13.  Personal Property                                                                                                        0
14.  Other (Attach List)                                                                                                      0
15.  Total State And Local                          0                           0                  0                          0
16.  Total Taxes                                    0                           0                  0                          0

 * The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.

** Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment of deposit.

This form     does  x  does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:     DCM DELAWARE, INC.                              ACCRUAL BASIS - 5

CASE NUMBER:   401-40787-BJH-11

The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

                                                   MONTH:      JUNE-01
                                                         -------------------

BANK RECONCILIATIONS                          Account # 1             Account # 2
--------------------                          -----------             -----------
A.   BANK:                                                                                  Other Accounts
B.   ACCOUNT NUMBER:                                                                         (Attach List)               TOTAL
C.   PURPOSE (TYPE):
1.   Balance Per Bank Statement                                                                                              0
2.   Add: Total Deposits Not Credited                                                                                        0
3.   Subtract: Outstanding Checks                                                                                            0
4.   Other Reconciling Items                                                                                                 0
5.   Month End Balance Per Books                        0                      0                                             0
6.   Number of Last Check Written


INVESTMENT ACCOUNTS

BANK, ACCOUNT NAME & NUMBER              DATE OF PURCHASE       TYPE OF INSTRUMENT        PURCHASE PRICE           CURRENT VALUE
---------------------------              ----------------       ------------------        --------------           -------------
7.
8.
9.
10.  (Attach List)
11.  Total Investments                                                                                0                        0

CASH

12.  Currency On Hand
13.  Total Cash - End of Month

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          ---     ----

CASE NAME:      DCM DELAWARE, INC.                         ACCRUAL BASIS - 6

CASE NUMBER:    401-40787-BJH-11

                                                         MONTH:    JUNE-01
                                                               ----------------

PAYMENTS TO INSIDERS AND PROFESSIONALS

Of the Total Disbursements shown for the month, list the amount paid to Insiders (as defined in Section 101 (31) (A) - (F) of the U.S. Bankruptcy Code) and to Professionals. Also, for payments to Insiders, identify the type of compensation paid (e.g. salary, bonus, commissions, insurance, housing allowance, travel, car allowance, etc.). Attach additional sheets if necessary.

                                     INSIDERS          AMOUNT       TOTAL PAID
            NAME                   TYPE OF PAYMENT      PAID         TO DATE
            ----                   ---------------     ------       ----------
1.
2.
3.
4.
5.   (Attach List)
6.   Total Payments To Insiders                           0              0


                                  PROFESSIONALS

                                    DATE OF COURT                                                             TOTAL
                                  ORDER AUTHORIZING         AMOUNT         AMOUNT       TOTAL PAID TO        INCURRED &
            NAME                       PAYMENT             APPROVED         PAID            DATE               UNPAID*
            ----                  -----------------        --------        ------       -------------        ----------
1.
2.
3.
4.
5.   (Attach List)
6.   Total Payments To
     Professionals                                             0              0              0                   0

*    Include all fees incurred, both approved and unapproved

       POST PETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE
                              PROTECTION PAYMENTS


                                                       SCHEDULED
                                                         MONTHLY      AMOUNTS PAID   TOTAL UNPAID
            NAME OF CREDITOR                          PAYMENTS DUE    DURING MONTH   POST PETITION
            ----------------                          ------------    ------------   -------------
1.   Bank of America                                                    23,200,207     15,018,882
2.
3.
4.

5.   (Attach List)
6.   TOTAL                                                   0          23,200,207     15,018,882

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          ---     -----

CASE NAME:    DCM DELAWARE, INC.                              ACCRUAL BASIS - 7

CASE NUMBER:  401-40787-BJH-11
                                                              MONTH:  JUNE-01
                                                                    ------------

QUESTIONNAIRE

                                                                                                      YES          NO
                                                                                                      ---          --
1.       Have any Assets been sold or transferred outside the normal course of
         business this reporting period?                                                                            X

2.       Have any funds been disbursed from any account other than a debtor in
         possession account?                                                                                        X

3.       Are any Post Petition Receivables (accounts, notes, or loans) due from
         related parties?                                                                                           X

4.       Have any payments been made on Pre Petition Liabilities this reporting
         period?                                                                                       X

5.       Have any Post Petition Loans been received by the debtor from any party?                                   X

6.       Are any Post Petition Payroll Taxes past due?                                                              X

7.       Are any Post Petition State or Federal Income Taxes past due?                                              X

8.       Are any Post Petition Real Estate Taxes past due?                                                          X

9.       Are any other Post Petition Taxes past due?                                                                X

10.      Are any amounts owed to Post Petition creditors delinquent?                                                X

11.      Have any Pre Petition Taxes been paid during the reporting period?                                         X

12.      Are any wage payments past due?                                                                            X


If the answer to any of the above questions is "Yes", provide a detailed explanation of each item. Attach additional sheets if necessary.

SEE FOOTNOTE 1, 24

INSURANCE

                                                                                                      YES          NO
                                                                                                      ---          --

1.       Are Worker's Compensation, General Liability and other necessary
         insurance coverages in effect?                                                                X

2.       Are all premium payments paid current?                                                        X

3.       Please itemize policies below.

If the answer to any of the above questions is "No", or if any policies have been canceled or not renewed during this reporting period, provide an explanation below. Attach additional sheets if necessary.

Debtor has no operations.


                         INSTALLMENT PAYMENTS

      TYPE OF POLICY                     CARRIER                         PERIOD COVERED           PAYMENT AMOUNT & FREQUENCY
      --------------                     -------                         --------------           --------------------------


General Liability                      Liberty Mutual                     9/1/00-9/1/01            Annual          $313,520

Umbrella                               National Union                     6/1/00-9/1/01            Annual          $103,349


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          ---      ---

CASE NAME:    DCM DELAWARE, INC.                            FOOTNOTES SUPPLEMENT

CASE NUMBER:  401-40787-BJH-11                                  ACCRUAL BASIS

                                                            MONTH:    JUNE-01
                                                                  --------------

ACCRUAL
BASIS
FORM
NUMBER        LINE NUMBER               FOOTNOTE/EXPLANATION
------        -----------               --------------------
1                    24                 (A)  Pursuant to an Asset Purchase Agreement approved by the Court on February
7                     4                 23, 2001 and effective as of the same date among Kevco, Inc., Kevco Manufacturing, LP,
                                        Wingate Management Co. II, LP and Adorn LLC, certain assets and liabilities of Design
                                        Components, a division of Kevco Manufacturing, LP (Case No. 401-40784-BJH-11), were transferred to Adorn, LLC. At the effective date of purchase, Buyer assumed certain executory contracts, approximately $1.6 million of Kevco Manufacturing, LP's unsecured pre-petition liabilities, $3.5 million of accounts receivable, $5 million of inventory and
                                        $2.2 million (book value) of property and equipment. Payment was made directly to Bank of
                                        America, the secured lender, thereby reducing pre-petition secured debt.

                                        (B)  Pursuant to an Asset Purchase Agreement approved by the Court on April 3,
                                        2001 and effective as of the same date, Universal Forest Products Eastern Division, Inc.
                                        purchased the assets (inventory, equipment, machinery and five of the seven facilities at which Sunbelt Wood Components Division operates) of the Sunbelt division of Kevco
                                        Manufacturing, L.P. Approximately $ 7 million in sales proceeds were paid directly to Bank of America thereby reducing pre-petition secured debt.

                                        (C)  Debtor paid $15 million from available cash during April and $10 million during June to Bank of America to reduce pre-petition secured debt.

                                        (D)  Pursuant to an Asset Purchase Agreement approved by the Court on April 25,
                                        2001 and effective as of April 30, 2001, Alliance Investment and Management Company, Inc.
                                        purchased most of the assets (inventory, equipment, machinery and two of seven facilities)
                                        of the South Region of Kevco Distribution, LP. Approximately $4 million in sales proceeds were paid directly to Bank of America thereby reducing pre-petition secured debt.

                                        (E)  Pursuant to an Asset Purchase Agreement approved by the Court on May 21,
                                        2001 and effective June 1, 2001, Drew Industries Incorporated purchased substantially all of the assets used by the Better Bath Division of Kevco Manufacturing, LP. Approximately $8
                                        million of the sales proceeds were paid directly to Bank of America thereby reducing pre-petition secured debt.

                                        (F)  Pursuant to an Asset Purchase Agreement approved by the Court on May 21,
                                        2001 and effective June 1, 2001, Duo-Form Acquisition Corporation purchased substantially all of the assets used by the Duo-Form Division of Kevco Manufacturing, LP. Approximately $5
                                        million of the sales proceeds were paid directly to Bank of America thereby reducing pre-petition secured debt

1                   27A                 Intercompany payables are to co-debtors Kevco Management Co. (Case No.
                                        401-40788-BJH-11), Kevco Distribution, LP (Case No. 401-40789-BJH-11), Kevco
                                        Manufacturing, LP (Case No. 401-40784-BJH-11), Kevco Holding, Inc. (Case No.
                                        401-40785-BJH-11), Kevco, Inc. (Case No. 401-40783-BJH-11), Kevco GP, Inc. (Case
                                        No. 401-40786-BJH-11), and Kevco Components, Inc. (Case No. 401-40790-BJH-11).

CASE NAME:     DCM DELAWARE, INC.                        FOOTNOTES SUPPLEMENT

CASE NUMBER:   401-40787-BJH-11                              ACCRUAL BASIS

                                                           MONTH:    JUNE-01
                                                                 ---------------

ACCRUAL
BASIS
FORM
NUMBER        LINE NUMBER               FOOTNOTE/EXPLANATION
------        -----------               --------------------
1                    32                 The direct charges to equity are due to the secured debt reductions pursuant to sales of Kevco Manufacturing, L.P.'s operating divisions, the sale of the South
                                        Region of Kevco Distribution, as well as direct cash payments of $25 million
                                        (See Footnote 1,24). The secured debt owed to Bank of America by Kevco, Inc.
                                        (Case No. 401-40783-BJH-11) has been guaranteed by all of its co-debtors (See
                                        Footnote 1,27A); therefore, the secured debt is reflected as a liability on all of the Kevco entities. The charge to equity is simply an adjustment to the balance sheet.